Exhibit 23.1


               (KPMG Peat Marwick Letterhead)


                   CONSENT OF INDEPENDENT
                    CERTIFIED ACCOUNTANTS



The Board of Directors
Advanced Technology Laboratories, Inc.:

We consent to the use of our reports incorporated by reference herein.


                         /s/KPMG Peat Marwick
                         KPMG PEAT MARWICK


Seattle, Washington
July 25, 1994

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